                                                                   Exhibit 10.20

                     AMENDED AND RESTATED PROMISSORY NOTE
                     ------------------------------------

$412,333.00                                                  Annandale, Virginia
                                                               February 24, 2000


  FOR VALUE RECEIVED, Frederick C. Hawkins, III (the "Maker"), hereby promises to pay to OneSoft Corporation, a Delaware corporation (the "Lender"), the principal sum of Four Hundred Twelve Thousand Three Hundred Thirty-three Dollars ($412,333.00), with interest, at the rate hereinafter set forth, from December 1, 1997 until payment in full of all principal and interest hereunder. All payments of principal and interest shall be made in lawful currency of the United States of America in immediately available funds at such address as the Lender may from time to time designate.

  1.  Interest.  Interest on all unpaid principal and due but unpaid interest
      --------
shall accrue at the rate of 6.10 percent per annum on a self-amortizing basis. Payment of accrued interest shall be made upon demand of the principal amount hereunder.

  2.  Principal.  All unpaid principal and accrued interest shall be payable on
      ---------
demand on or after the first to occur of (i) December 1, 2002; (ii) the sale of substantially all of the assets of the Lender where cash proceeds to the Maker are equal to or greater than the then-outstanding principal and accrued interest; or (iii) a sale of all of the Collateral pledged as security for the payment of this Note pursuant to and defined in a certain Stock Pledge Agreement of even date herewith.

  3.  Prepayment.  This Note may be prepaid in whole or in part by the Maker
      ----------
without penalty at any time. Unpaid principal and accrued interest shall be payable, without demand, on a pro rata basis at any time the Maker sells a portion of the Collateral pledged as security for the payment of this Note pursuant to the Stock Pledge Agreement. At any time the Maker sells a portion of the shares which he owns of the Lender's common stock, other than the Collateral, after setting aside sufficient funds to pay all tax liabilities resulting from each such sale (i) if the net, after tax proceeds from each such sale are less than one-half of the outstanding principal plus accrued interest to the date first above written (the "Current Outstanding Balance"), all such proceeds shall be payable, without demand, to the Lender; (ii) if the net, after tax proceeds from each such sale are equal to or greater than one-half of the Current Outstanding Balance, one-half of the Current Outstanding Balance shall be payable, without demand, to the Lender with the remaining proceeds going to the Maker; and (iii) once the Maker has received any proceeds from any such sale, thereafter all such net, after tax proceeds shall be payable, without demand, to the Lender until the Note is prepaid in full. Any prepayments to the Lender shall be applied first to accrued but unpaid interest and then to principal. At the option of Maker, this Note may be prepaid in whole or in part by Maker's assignment to the Lender of such portion of the Collateral equal to the then-outstanding principal and accrued interest. Any prepayments by the Maker shall be applied first against the 50% of the Current Outstanding Balance to which the Payee has recourse against the Maker and then against the remainder of the Note.

  4.  Default.  Upon the occurrence of (a) any failure of the Maker to repay the
      -------
obligations hereunder, or (b) the insolvency, dissolution, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against the Maker, Lender's recourse against Maker with respect to any amount due hereunder shall be limited (i) to the Collateral for this Promissory Note pursuant to and defined in that certain Stock Pledge Agreement of even date herewith and (ii) personally to fifty percent (50%) of the Current Outstanding Balance.

  5.  Waivers.  The Maker hereby (i) waives notice of and consents to any and
      -------
all advances, settlements, compromises and indulgences, including any extension or postponement of the time for payment and any and all additions, substitutions and releases of any person primarily or secondarily liable, (ii) waives presentment, demand, notice, protest and all other demands, notices and suretyship defenses generally, in connection with the delivery, acceptance, performance, default or enforcement of or under this Note and (iii) agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in enforcing this Note on default.

  6.  Governing Law.  This Note shall be governed by and construed in accordance
      -------------
with the law of The Commonwealth of Virginia without giving effect to the conflict of law principles thereof.


              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the Maker has caused this Amended and Restated Note to be executed as an instrument under seal as of the date first above written.



                                        /s/ Frederick C. Hawkins, III
                                        ----------------------------------------
                                        Frederick C. Hawkins, III

                  AMENDED AND RESTATED STOCK PLEDGE AGREEMENT
                  -------------------------------------------

  This Amended and Restated Stock Pledge Agreement (this "Agreement") dated as of February 24, 2000 is made by and between Fredrick C. Hawkins, III (the "Pledgor") and OneSoft Corporation, a Delaware corporation (the "Pledgee").

  WHEREAS, the Pledgor acquired 750,000 of the issued and outstanding shares of the common stock (the "Robertson Shares") of the Pledgee from William L. Robertson pursuant to that certain Agreement and Assignment dated as of November 14, 1997 (the "Robertson Shares Agreement"); and

  WHEREAS, the Pledgee agreed to accept payment for the Robertson Shares in the form of a Note from the Pledgor in the original principal amount of $412,333.00 (the "Note") and the Pledgor agreed to grant a security interest to the Pledgee in the Shares purchased by the Pledgor, along with certain other collateral; and

  WHEREAS, the Pledgee has agreed to accept a substitute for the security interest and to release and return to the Pledgor that portion of the Shares and that certain other collateral which will no longer serve as a security interest, and to enter into this Agreement.

  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  1.  Grant of Security Interest.  As collateral security for the prompt and
      --------------------------
complete payment, performance and observance of all obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby delivers and pledges to the Pledgee and grants to the Pledgee a first security interest in and lien on the following property (the "Collateral"):

        (a) 100,000 shares of the Common Stock of the Pledgee and the certificates representing same as described in Schedule A attached hereto (the "Pledged Securities"); and

        (b) All dividends, interest, distributions, accessions, additions and substitutions for, to or on the Pledged Securities, other than cash dividends.

  2.  Delivery of Certificates and Instruments. The Pledgor shall deliver to the
      ----------------------------------------
Pledgee the original certificates representing the Pledged Securities and the Pledgee shall release and return to the Pledgor the original certificates representing the Shares along with that certain other collateral concurrently with the execution and delivery of this Agreement. All stock certificates representing the Collateral shall be accompanied by stock powers duly executed in blank by the Pledgor. The Pledgee shall register the modification of the pledge effected hereby on its stock register and corporate records.

  3.  Holding and Care of the Collateral.  The Pledgee shall hold the stock
      ----------------------------------
certificates as security for the Obligations and shall not encumber, dispose of, or release the Collateral except in accordance with the terms and provisions of this Agreement. The Pledgee shall have no duty to the Pledgor with respect to the Collateral other than the duty to use reasonable care in the safe custody of the Collateral in its possession. Without limiting the generality of the foregoing, the Pledgee, although it may do so at its option, shall be under no obligation to the Pledgor to take any steps necessary to preserve rights in the Collateral against other parties.

  4.  Representations, Warranties and Covenants.  The Pledgor hereby represents
      -----------------------------------------
and warrants to the Pledgee that:

        (a) The Pledged Securities hereafter delivered to the Pledgee will be owned by the Pledgor free and clear of all claims, liens and encumbrances of every nature whatsoever, except in favor of the Pledgee;

        (b) For so long as the Pledgor shall be the record owner of the Collateral, the Pledgor shall pay all taxes, assessments and other charges which may be levied or assessed against the Collateral from time to time;

        (c) The Pledgor shall defend the Collateral against any and all claims and demands of all third parties;

        (d) The Pledgor shall provide to the Pledgee such assurances as may be required by the Pledgee to establish, preserve, perfect and protect the Pledgee's first and priority security interest in the Collateral, including without limitation, the execution and delivery of Uniform Commercial Code Financing Statements reflecting the pledge and security interest granted hereby;

        (e) The Pledgor will not directly or indirectly assign, pledge or otherwise encumber the Collateral or any interest therein; and

        (f) The execution, delivery, performance validity and enforceability of this Agreement requires no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality.

  5.  Voting Rights of the Pledgor and Certain Payments Absent Default.
      ----------------------------------------------------------------
Provided that no Event of Default (as defined in the Note) shall have occurred and be continuing, for so long as the Pledgor shall be the record owner of the Collateral, the Pledgor shall be entitled (a) to the extent permitted by applicable law and the Articles of Organization and By-Laws of the Company, as amended and restated, to exercise voting power with respect to the Collateral, provided, however, that in no event shall the Pledgor exercise such voting power in any manner contrary to or inconsistent with the terms hereof or with the terms of the Note or the Amended and Restated Stockholders' and Voting Agreement dated January 6, 1997 to which the Robertson Shares are subject, and (b) to receive and retain for the Pledgor's own account any and all dividends (other than stock or liquidating dividends) and interest from time to time declared or paid upon any of the Collateral.

  6.  Distribution on Liquidation; Stock Dividends, Etc.  Upon the dissolution,
      --------------------------------------------------
winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or otherwise, any sum to be paid or any property to be distributed upon or with respect to the Collateral shall be paid over to the Pledgee to be held by it as collateral security for the Obligations. In the event that any stock

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

dividend shall be declared on any of the Collateral, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Collateral, or any distribution of capital shall be made on any of the Collateral, or any property of any kind shall be distributed upon or with respect to any of the Collateral pursuant to any recapitalization, reclassification, merger, consolidation, or reorganization of the capital of the issuing corporation, the shares or other property so distributed shall be delivered to the Pledgee, to be held by the Pledgee as part of the Collateral.

  7.  Dividends, Voting Rights, Etc. on Default.  If an Event of Default shall
      ------------------------------------------
occur and be continuing, the Pledgee, for so long as said Event of Default shall continue to exist, shall be entitled to receive and retain as collateral security for the Obligations any and all dividends and other distributions from time to time declared upon or paid with respect to any of the Collateral and to exercise any and all voting rights and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if the Pledgee were the absolute owner thereof, including, without limitation, the right to exchange, at the discretion of the Pledgee any and all of the Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuing corporation, and, upon the exercise of any such right, privilege or option pertaining to the Collateral, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Pledgee may determine, all without liability except to account for property actually received by the Pledgee, provided, however, that the Pledgee shall have no duty to the Pledgor to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure or delay with respect to the exercise of any such rights, privileges or options.

  8.  Application of Cash Collateral.  Any cash received and retained by the
      ------------------------------
Pledgee as additional Collateral pursuant to the foregoing provisions may at any time and from time to time while an Event of Default shall have occurred and be continuing be applied (in whole or in part) by the Pledgee, at the Pledgee's option, to the payment of interest on and/or principal of the Note.

  9.  Remedies Upon Default.  Upon the occurrence and during the continuation of
      ---------------------
any Event of Default, the Pledgee shall be entitled to all the rights and remedies of a creditor contained in the Uniform Commercial Code of The Commonwealth of Virginia (the "UCC").

  10. Power of Attorney.  Effective upon the occurrence and during the
      -----------------
continuation of an Event of Default, the Pledgor hereby irrevocably appoints the Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out this Agreement and taking any action and executing any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, effective upon the occurrence and during the continuation of an Event of Default, the Pledgee shall have the right and power to (i) receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same and (ii) to execute all endorsements, assignments or other instruments or conveyance or transfer with respect to all or any of the Collateral. The power of attorney granted hereunder is coupled with an interest and is irrevocable until all the Obligations shall have been finally and irrevocably satisfied and paid in full.

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

  11. Payment of Taxes, Charges, Etc.  The Pledgee, at its option, may
      ------------------------------
discharge any taxes, charges, assessments, security interests, liens or other encumbrances upon the Collateral. All such expenditures incurred by the Pledgee shall become payable by the Pledgor to the Pledgee upon demand, shall bear interest at a rate of eight percent (8%) per annum from the date incurred to the date of payment, and shall become part of the Obligations secured by the Collateral.

  12. Waivers by Pledgor.  The Pledgor hereby waives presentment, notice of
      ------------------
dishonor and protest of all instruments included in, or evidencing, any obligations of the Pledgor to the Pledgee or the Collateral and all other demands and notices of every kind in connection with this Agreement, the Collateral or the Obligations.

  13. Release of Collateral.  Upon the irrevocable payment in full in cash
      ---------------------
of all of the Obligations, the Pledgor shall be entitled to the return of all Collateral hereunder which has not been either previously returned or used or applied to the payment of the Obligations.

  14. Rights, Amendments and Waivers.  No course of dealing between the Pledgor
      ------------------------------
and the Pledgee, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder, shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Pledgee may exercise its rights with respect to the Collateral without resorting or regard to other sources of reimbursement for the Obligations. No amendment, modification, consent or waiver of any provision of this Agreement or of any of the rights of the Pledgee hereunder or with respect to the Obligations or the Collateral shall be effective unless in a writing executed by the Pledgee, and then such amendment, modification, consent or waiver shall be effective only in the specific instance and for the purpose for which given.

  15. Governing Law.  This Agreement shall be governed by and construed in
      -------------
accordance with the law of The Commonwealth of Virginia without giving effect to the conflict of laws principles thereof.

  16. Severability.  If any provision of this Agreement shall be held by any
      ------------
court of competent jurisdiction to be unenforceable, such holding shall not affect or impair any other provision hereof.

  17. Benefit of Agreement; Assignment.  This Agreement shall inure to the
      --------------------------------
benefit of the Pledgee and the Pledgee's successors, heirs, executors, administrators and assigns and shall be binding upon the Pledgor and Pledgor's heirs, executors, administrators, other legal representatives, successors and permitted assigns. The parties hereto may not assign their rights and obligations under this Agreement without the prior written consent of the other parties hereto.

  18. Headings and Captions.  The headings and captions of the sections of this
      ---------------------
Agreement are for convenience only and shall in no way affect the meaning or construction of any provision hereof.

  19. Counterparts.  This Agreement may be executed in any number of
      ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an instrument under seal as of the date first above written

PLEDGOR                                        PLEDGEE


/s/ Fredrick C. Hawkins, III
---------------------------------
Fredrick C. Hawkins, III                       ONESOFT CORPORATION


                                               By: /s/ James W. MacIntyre, IV
                                                  ------------------------------
                                               Name: James W. MacIntyre, IV
                                               Title: Chairman & CEO

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

                                  SCHEDULE A

                              PLEDGED SECURITIES


Owner                    Certificate Number     Number of Shares of Common Stock
-----                    ------------------     --------------------------------

Fredrick C. Hawkins, III                         100,000

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